UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 31, 2011

Date of Report (date of earliest event reported)

PCTEL, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-27115	77-0364943
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

471 Brighton Drive

Bloomingdale, Illinois 60108

(Address of Principal Executive Offices, including Zip Code)

(630) 372-6800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

As previously reported in a current report on Form 8-K originally filed with the Securities and Exchange Commission (“SEC”) on January 11, 2011, as amended by a current report on Form 8-K/A filed with the SEC on May 24, 2011 (together the “Prior Form 8-K”), on January 5, 2011, PCTEL, Inc. (“PCTEL”) formed a joint venture, PCTEL Secure LLC, a Delaware limited liability company (“PCTEL Secure”), with Eclipse Design Technologies, Inc., an Illinois corporation (“Eclipse”), pursuant to an Amended and Restated Limited Liability Company Agreement dated January 5, 2011 (the “Existing LLC Agreement”). PCTEL currently owns 51% of the membership interests in PCTEL, and Eclipse owns the remaining 49%. Pursuant to the Existing LLC Agreement, PCTEL has the right to acquire 100% ownership of PCTEL Secure during two specified call periods over the next three years by purchase of Eclipse’s membership interests.

PCTEL and Eclipse have entered into a First Amendment to Amended and Restated Limited Liability Company Agreement of PCTEL Secure dated as of December 31, 2011 (the “First Amendment”), the purpose of which is to create a mandatory purchase obligation of PCTEL with respect to all outstanding membership interests in PCTEL Secure owned by Eclipse if Eclipse delivers a baseline secure smartphone product on or before March 31, 2011 and such baseline product satisfies certain specifications, as determined by an agreed-upon individual arbiter. If the baseline product is not delivered by March 31, 2011 or is determined by the arbiter to have deficiencies after the second round of acceptance testing, then there will be no mandatory purchase obligation by PCTEL, but PCTEL will have the option to exercise its second call right (as set forth in the Existing LLC Agreement) to purchase all outstanding membership interests in PCTEL Secure owned by Eclipse at any time thereafter until December 31, 2013. In either event, the First Amendment reduces the minimum enterprise value of PCTEL Secure utilized in the formula to determine the purchase price for the final thirty percent (30%) of membership interests owned by Eclipse.

The foregoing does not purport to be a complete summary of the First Amendment and is qualified in its entirety by reference to the First Amendment, which is attached as Exhibit 10.1 hereto and incorporated by reference, and to the Existing LLC Agreement attached to the Prior Form 8-K.

Item 9.01 Exhibits.

(d) Exhibits.

Exhibit 10.1 – First Amendment to Amended and Restated Limited Liability Company Agreement, dated December 31, 2011, by and between PCTEL, Inc. and Eclipse Design Technologies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PCTEL, Inc.

	By:	/s/ John W. Schoen
Date: January 6, 2012		John W. Schoen, Chief Financial Officer